Exhibit 10.3.1
                                                                  --------------

                               SECRETARY OF STATE

                                     [SEAL]

                                 STATE OF NEVADA

                                CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that IMAX SOLUTIONS, INC. did on May 18, 2004 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.



[SEAL] IN WITNESS WHEREOF, I have hereunder set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on May 18, 2004.


                                    /s/ Dean Heller, Secretary of State


                                    By: /s/ Patricia Tsamar, Certification Clerk



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DEAN HELLER                                                     Filed C 13355-04
Secretary of State                                              May 18, 2004
206 North Caron Street
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

                            ARTICLES OF INCORPORATION

-------------------------- --------------------------------------------------------------------------------------------
1. Name of Corporation     iMAX SOLUTIONS, INC.
-------------------------- --------------------------------------------------------------------------------------------
2. Resident Agent          The Corporation Trust Company of Nevada
   Name and Street         Road, Suite 500, Reno, Nevada 89511
   Address: 6100 Neil
-------------------------- --------------------------------------------------------------------------------------------
3.  Shares:                Number of shares                                      Number of shares
                           with par value:  50,000,000    Par Value: $0.001      without par value: 0
-------------------------- --------------------------------------------------------------------------------------------
4. Names & Addresses,      1. Steven Ivester
   of Board of                12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, FL 33330
   Directors/ Trustees:
                           2. Jinsu Chung
                              12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, FL 33330

                           3. Dr. Youngok Rhee
                              12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, FL 33330
-------------------------- --------------------------------------------------------------------------------------------
5. Purpose                 The purpose of this Corporation shall be:

                           To engage in any and all lawful acts and activities for which corporations may be organized.
-------------------------- --------------------------------------------------------------------------------------------
6. Names, Address and
   Signature of
   Incorporator:           Ronald L. Brown                     /s/  Ronald L. Brown
                           1717 Main Street, Suite 3700        --------------------
                           Dallas, TX 75201

-------------------------- --------------------------------------------------------------------------------------------
7. Certificate of          I hereby accept appointment as Resident Agent for the
   Acceptance of           above-named corporation. The Corporation Trust
   Appointment of          Company of Nevada
   Resident Agent:
                           By:      /s/ signature illegible                         5/18/04
                              -----------------------------------------         ----------------
                           Authorized Signature of R.A. or On Behalf of Company      Date
-------------------------- --------------------------------------------------------------------------------------------
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

                            ARTICLES OF INCORPORATION
                                       OF
                              iMAX SOLUTIONS, INC.

         I, the undersigned natural person acting as an incorporator of a corporation (hereinafter called the "Corporation") under the General Corporation Law of the State of Nevada, do hereby adopt the following Articles of Incorporation for the Corporation.

         FIRST:  The name of the Corporation is iMax Solutions, Inc.

         SECOND: The name and office address of the resident agent in the State of Nevada is The Corporation Trust Company of Nevada located at One East First Street, Reno, Nevada 89501.

         THIRD: The purpose for which the Corporation is organized is to engage in any and all lawful acts and activities for which corporations may be organized under the General Corporation Law of the State of Nevada, as provided in the Nevada Revised Statutes, 1957 (the "NRS"). The Corporation will have perpetual existence.

         FOURTH: The Corporation is authorized to issue an aggregate of 50,000,000 shares, having a par value of $0.001 per share. All such shares are of one class and are designated as Common Stock.

         FIFTH: The name of the incorporator of the Corporation is Ronald L. Brown, and the mailing address of such incorporator is 1717 Main Street, Suite 3700, Dallas, Texas 75201.

         SIXTH: The number of directors which shall constitute the whole Board of Directors shall be fixed by or in the manner provided in the Bylaws of the Corporation. The number of directors constituting the initial Board of Directors are three (3), and the names and mailing addresses of the persons who are to serve as the directors until the first annual meeting of stockholders or until their successors are elected and qualified are:

                  Steven Ivester               12330 S.W. 53rd Street, Suite 712
                                               Ft. Lauderdale, Florida 33330

                  Jinsu Chung                  12330 S.W. 53rd Street, Suite 712
                                               Ft. Lauderdale, Florida 33330

                  Dr. Youngok Rhee             12330 S.W.
                                               53rd Street, Suite 712 Ft.
                                               Lauderdale, Florida 33330

         SEVENTH: Directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation otherwise provide.

         EIGHTH: In furtherance, and not in limitation of the powers conferred by statute, the directors of the Corporation shall have the power to adopt, amend and repeal the Bylaws of the Corporation.


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         NINTH:  The  Corporation  shall  indemnify  any person  who was,  or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the NRS, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Ninth
Article is in effect. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

         The Corporation may, pursuant to approval by the Board of Directors, additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

         As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.

         TENTH: A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) for the payment of distributions in violation of NRS 78.300. Any repeal or amendment of this Tenth Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the foregoing provisions of this Tenth Article, a director or officer shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the NRS.

         ELEVENTH: No stockholder of the Corporation shall have, by reason of holding shares of any class of stock of the Corporation, any preemptive or preferential right to purchase or subscribe for any shares (including treasury shares) of any class of stock of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other security convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any shares of such notes, debentures, bonds or other security would adversely affect the dividend or voting rights of any such stockholder, other than such rights, if any, as the Board of Directors, in its discretion, from time to time may grant, and at such price as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of stock of the Corporation or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class without offering any such shares of any class or such notes, debentures, bonds or other security either in whole or in part to the existing stockholders of any class.

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         TWELFTH:  The right to  cumulate  votes in the  election  of  directors and/or cumulative voting by any stockholder is hereby expressly denied.

         THIRTEENTH: The Corporation shall indemnify and hold the undersigned incorporator of the Corporation harmless from and against any and all loss, cost, damage, expense (including, without limitation, attorneys' fees and expenses) or liability caused by, resulting from or arising out of any action taken or authorized by the incorporator of the Corporation in respect of the incorporation and organization of the Corporation in what he deemed to be in or not opposed to the best interests of the Corporation.

         I, the undersigned, for the purpose of forming the Corporation under the laws of the State of Nevada, do make, file and record these Articles of Incorporation and do certify that this is my act and deed and that the facts stated herein are true and, accordingly, I do hereunto set my hand on this 11th day of May, 2004.



                                                     /s/ Ronald L. Brown
                                                     ---------------------------
                                                     Ronald L. Brown